UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 12, 2004

MGP Ingredients, Inc.
(Exact name of registrant as specified in its charter)

KANSAS	0-17196	48-0531200
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1300 Main Street
Box 130
Atchison, Kansas 66002
(Address of principal executive offices) (Zip Code)

(913) 367-1480
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

         Attached as Exhibit 99.1, and incorporated into this Item 7.01 by reference, is a press release which was issued on October 12, 2004, by the Company.

         As stated therein, the Company will host a webcast of its Annual Meeting of Stockholders to be held Thursday, October 14, 2004, beginning at 10:00 a.m. (central) at the Atchison Heritage Conference Center, Atchison, Kansas. Persons may listen to the Annual Meeting and view a simultaneous presentation live via a link on the homepage of the Company’s website, www.mgpingredients.com. Interested individuals are encouraged to access the link to the webcast meeting 15 minutes prior to its commencement to ensure the availability of the necessary audio software. An archived edition of the meeting will be available for three months following the meeting via the same link.

Item 9.01 Financial Statements and Exhibits.

(c)     Exhibits.

99.1	Press Release dated October 12, 2004, furnished solely for the purpose of incorporation by reference into Item 7.01.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGP INGREDIENTS, INC.

Date: October 12, 2004	By:/s/ Laidacker M. Seaberg
Laidacker M. Seaberg President and Chief Executive Officer

INDEX TO EXHIBITS

99.1	Press Release dated October 12, 2004, furnished solely for the purpose of incorporation by reference into Item 7.01.